Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. The components of income tax expense (benefit) were as follows for the periods indicated:

	Year Ended December 31,
	2018	2017	2016
Current expense (benefit)	$9.5	$(3.3)	$271.4
Deferred expense (benefit)	7.2	49.5	(65.2)
Total income tax expense	$16.7	$46.2	$206.2

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows for the periods indicated:

	December 31,
	2018	2017	2016
Federal income tax rate:	21.0%	35.0%	35.0%
Reconciling items:
Dividends-received deduction	(0.8)%	(1.2)%	(0.3)%
TCJA impacts (1)	0.5%	3.6%	—%
Capital contribution from affiliated entity impacting taxable income	—%	—%	3.7%
Goodwill	—%	—%	1.2%
Nondeductible health insurer fee	—%	—%	0.5%
Change in liability for prior years' taxes	—%	(0.5)%	—%
Other	(0.3)%	0.1%	(0.1)%
Effective income tax rate	20.4%	37.0%	40.0%

(1)
In connection with Tax Cuts and Jobs Act (TCJA), the Company recorded a provisional discrete net tax expense of $4.5 million for the federal rate reduction in the period ending December 31, 2017 related to the re-valuation of its net deferred tax assets. During the year ended December 31, 2018, the Company finalized the provisional adjustment.

The Company's unrecognized tax benefits as of December 31, 2018 are $2.4 million and for each of the years ended December 31, 2017 and 2016 were less than $1.0 million. The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2015. Substantially all state and local income tax matters have been concluded for the years through 2009.
The tax effects of temporary differences that result in deferred tax assets and deferred tax liabilities are as follows as of the dates indicated:

	December 31,
	2018	2017
Deferred tax assets:
Deferred gain on disposal of businesses	$10.8	$22.0
Deferred acquisition costs	14.2	13.3
Investments, net	5.0	5.7
Policyholder and separate account reserves	8.9	7.1
Employee benefits	2.8	2.8
Total deferred tax assets (1)	41.7	50.9
Deferred tax liabilities:
Net unrealized gains on securities	(24.1)	(42.6)
Other	(0.8)	(1.4)
Total deferred tax liabilities (1)	(24.9)	(44.0)
Net deferred income tax assets	$16.8	$6.9

(1) 2017 reflects the reduction of deferred tax assets and liabilities following the enactment of TCJA.
The calculation of the valuation allowance is made at the consolidated return group level. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that the gross deferred tax assets in the table above will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company has considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, a valuation allowance may need to be recorded in the future.
At December 31, 2018, the Company had no net operating loss or capital loss for U.S. federal income tax purposes. The company has $0.1 million of tax credit carryforwards for U.S. federal income tax purposes.